U. S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): APRIL 27, 1998



                           NEOMEDIA TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                         0-21743                    36-3680347
---------------                   -----------               -------------------
(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)

2201 SECOND STREET, SUITE 600, FORT MYERS, FLORIDA         33901
--------------------------------------------------       ----------
   (Address of principal executive offices)              (Zip Code)


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ITEM 5. OTHER EVENTS.

         On April 27, 1998, NeoMedia Technologies, Inc. ("NeoMedia") announced that it invested approximately $1 million through a combination of NeoMedia common stock and cash to acquire a customer list of Ernestine Technology, LLC. In addition, NeoMedia hired four employees of Ernestine Technology, LLC.

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NEOMEDIA TECHNOLOGIES, INC.
                                                 (Registrant)



Date: APRIL 29, 1998                 By:  /s/  CHARLES T. JENSEN
                                         ---------------------------
                                     Charles T. Jensen, Vice President, Chief
                                     Financial Officer, Treasurer and Director

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




                                  EXHIBIT INDEX

SEQUENTIAL
   PAGE            EXHIBIT
 NUMBER             NUMBER          DOCUMENT
----------         -------          --------

     5               99.1           News release dated April 27, 1998 and
                                    entitled "NeoMedia Acquires IDOCs Contracts,
                                    Marketing Partners Through Strategic Asset
                                    Purchase"


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